UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen
c/o Columbia Management Investment Advisers, LLC
225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020
Tri-Continental Corporation
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports like this one are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611, option 3, or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future stockholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your stockholder reports. If you invest directly with the Fund, you can call 800.345.6611, option 3, to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive paper reports will apply to the Fund and all other Columbia Funds held in your account if you invest through a financial intermediary or to the Fund and all other Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2020.
The Fund’s common shares (Common Stock) returned 14.17%, based on net asset value, and 11.31%, based on market price, for the 12 months ended December 31, 2020. During the same 12-month period, the S&P 500 Index returned 18.40% and the Fund’s Blended Benchmark returned 19.16%.
During 2020, the Fund paid four distributions in accordance with its distribution policy that aggregated to $1.6355 per share of Common Stock of the Fund. These distributions were based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its Common Stock for 76 consecutive years.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
Catherine James Paglia
Chair of the Board
Tri-Continental Corporation   |  Annual Report 2020

Tri-Continental Corporation (the Fund) mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611, option 3 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund servicing agent
Columbia Management Investment Services Corp.
P.O. Box 219371
Kansas City, MO 64121-9371
Tri-Continental Corporation  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks future growth of both capital and income while providing reasonable current income.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2012
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since April 2020
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	11.31	14.69	13.09
Net Asset Value	01/05/29	14.17	13.80	12.78
S&P 500 Index		18.40	15.22	13.88
Blended Benchmark		19.16	13.62	11.93
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Price Per Share
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Market Price ($)	29.47	25.93	24.71	20.91
Net Asset Value ($)	33.26	29.93	28.33	24.18

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 26, 2020	0.2650
June 25, 2020	0.4898(b)
September 24, 2020	0.2622
December 24, 2020	0.6185(c)
(a) Preferred Stockholders were paid dividends totaling $2.50 per share.
(b) Includes a distribution of $0.2824 from ordinary income and a capital gain distribution of $0.2074 per share.
(c) Includes a distribution of $0.2561 from ordinary income and a capital gain distribution of $0.3624 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Annual Report 2020

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	68.4
Convertible Bonds	7.7
Convertible Preferred Stocks	6.8
Corporate Bonds & Notes	13.9
Limited Partnerships	0.6
Money Market Funds	1.7
Preferred Debt	0.5
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	8.8
Consumer Discretionary	10.5
Consumer Staples	6.6
Energy	3.1
Financials	13.1
Health Care	13.5
Industrials	8.8
Information Technology	24.5
Materials	2.8
Real Estate	3.8
Utilities	4.5
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation | Annual Report 2020	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2020, the Fund’s common stock returned 14.17% at net asset value and 11.31% at market price. The Fund produced solid double-digit absolute gains but underperformed its Blended Benchmark, which returned 19.16% and the S&P 500 Index, which rose 18.40%, for the same time period.
The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The equity segment uses quantitative models to select individual stocks. The flexible capital income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. The Fund’s equity portfolio underperformed its Blended Benchmark and the Fund’s flexible capital income segment underperformed its Blended Benchmark.
Market overview
In the first months of 2020, global financial markets were battered by news concerning the spread of COVID-19. Before the last full week of March, the S&P 500 Index had declined by approximately 30% since hitting its peak on February 19. For the first quarter overall, the S&P 500 Index fell 19.60%, even after moving sharply higher during a three-day rally in late March on news the U.S. federal government had passed a massive $2.2 trillion stimulus bill. Additionally, the U.S. Federal Reserve (the Fed) took swift and substantial action as did other central banks around the world. The Fed announced “unlimited” quantitative easing and enormous support for credit markets and reduced its targeted federal funds rate to zero. The impact of the pandemic included a significant rise in U.S. unemployment.
U.S. equities then rose in the subsequent three quarters of the annual period, reflecting the strong rebound in investor sentiment from the fear-driven market of the first quarter. However, in September 2020, the U.S. equity markets declined. Headwinds included an unwinding of extended valuations, delays in additional fiscal stimulus, uncertainty around the then-upcoming U.S. presidential elections, and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off, which continued in October, was marked by increased volatility. November and December 2020 saw a robust rally in U.S. equity markets on positive COVID-19 vaccine news. Also, a contested U.S. presidential election was officially resolved in mid-December when the electoral college confirmed Joe Biden’s victory, removing a source of uncertainty that had weighed on the markets. Equity markets also floated higher in the last few days of the fourth quarter on the hopes and then delivery of a fifth round of fiscal stimulus from Washington D.C. Investors were further cheered by indications the Fed would keep interest rates near zero indefinitely. Even adverse headlines — including another round of lockdowns and the emergence of a new COVID-19 strain — did little to diminish investors’ enthusiasm.
The Fund’s notable detractors during the period
The Fund’s equity segment:
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was negative overall. While the quality and catalyst themes performed well, they were more than offset by the significant negative guidance of the value theme.
•	As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract from relative performance during the annual period.
•	Stock selection in the information technology sector was the primary detractor from the Fund’s relative performance, followed at some distance by consumer staples and consumer discretionary.
•	Among the individual stocks detracting most from relative performance were semiconductor bellwether Intel and domestic airline Southwest Airlines.
○	Intel’s shares fell, as the company was plagued during the annual period by production process delays and a drop in data center sales. The portfolio’s overweight in Intel was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
4	Tri-Continental Corporation | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
○	Southwest Airlines, like others in the industry, was crushed, as both leisure and business air traffic demand cratered due to the COVID-19 pandemic. While its shares recovered a bit since mid-year 2020, they ended down for the year. The portfolio’s overweight in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance.
•	Having underweights in information technology giant Apple and e-commerce behemoth Amazon.com also detracted from relative performance.
○	Shares of Apple enjoyed robust gains during the annual period on heightened demand amid the work-at-home, stay-at-home lifestyle most have been experiencing since the outbreak of the COVID-19 pandemic. The portfolio’s underweight in Apple, however, was due to stock selection guidance by our value theme, which indicated the company’s stock had grown expensive. We maintained an underweight but did increase the Fund’s position in Apple later in the annual period.
○	Shares of Amazon.com soared, as the company was among the biggest beneficiaries of the COVID-19 pandemic’s stay-at-home trend, reporting robust strength in revenues from e-commerce, subscription services and its Amazon Web Services division. The portfolio’s underweight in Amazon.com was established based on a weak value theme score and a neutral quality score.
The Fund’s flexible capital segment:
•	Within equities, allocations to consumer staples, utilities and energy detracted from performance.
•	Individual holdings Valero Energy Corporation and Chevron Corporation within energy and Citigroup Inc. within financials delivered negative results.
•	Within convertibles, consumer staples, energy and financials sectors were areas of weaker performance.
•	Convertibles of Chesapeake Energy and Energizer Holdings struggled during the period.
•	The Fund’s allocation to fixed income during the period weighed on results. An allocation to Hertz detracted from performance. Although the company is in Chapter 11 reorganization, we expected recovery values would be higher than current prices. We therefore continue to hold the position.
The Fund’s notable contributors during the period
The Fund’s equity segment:
•	Stock selection in the real estate and industrials sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors were Broadcom, an American fabless semiconductor company, QUALCOMM, which operates as a multinational semiconductor and telecommunications equipment company, and Fortinet, which provides network security software and systems services.
○	Broadcom exceeded earnings estimates and raised its forward guidance during the second half of the period, helping it outperform its industry peers.
○	QUALCOMM’s shares rallied during the annual period due to strong handset demand for cellphones and given its exposure to 5G technology adoption. The portfolio’s overweight to QUALCOMM was held based on high scores from all three of our stock selection themes — quality, catalyst and value.
○	Shares of Fortinet rose on the company’s reports of solid earnings that beat consensus estimates throughout the annual period. The portfolio’s overweight in Fortinet was favored by all three of our models, which delivered effective stock selection guidance.
•	Having an underweight position in integrated energy company Exxon Mobil also contributed positively to the Fund’s relative results during the annual period. Exxon Mobil’s shares fell significantly, as did virtually all energy stocks, as both lower demand globally amid the COVID-19 pandemic and the supply shock caused by the Russia-OPEC production
Tri-Continental Corporation | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
war early in the calendar year drove a plunge in crude oil prices. The decision to underweight the position in Exxon Mobil was due primarily to a strong negative catalyst score and, to a lesser degree, to neutral to slightly negative guidance provided by our quality and value themes.
The Fund’s flexible capital segment:
•	Within equities, information technology led the way for the segment, particularly the semiconductor companies Broadcom and Texas Instruments.
•	Industrials was another strong area for the Fund’s equity holdings, in particular United Parcel Service (UPS).
•	Within materials, Dow and Nutrien contributed.
•	The Fund’s convertible securities, particularly those in the consumer discretionary and health care sectors, delivered strong gains.
•	Carnival, the cruise line, was a top convertible position earlier in the year. We sold Carnival after it more than doubled in the second quarter.
•	In the health care sector, a position in Novavax convertibles made a positive contribution to results. Novavax is a contender in the COVID-19 vaccine field and the outbreak alerted the market to the company’s intellectual properties.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 68.1%
Issuer	Shares	Value ($)
Communication Services 6.3%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	285,000	8,196,600
Verizon Communications, Inc.	298,000	17,507,500
Total		25,704,100
Entertainment 1.1%
Activision Blizzard, Inc.	55,200	5,125,320
Electronic Arts, Inc.	98,800	14,187,680
Total		19,313,000
Interactive Media & Services 3.3%
Alphabet, Inc., Class A(a)	21,825	38,251,368
Facebook, Inc., Class A(a)	77,500	21,169,900
Total		59,421,268
Media 0.5%
Comcast Corp., Class A	102,500	5,371,000
Interpublic Group of Companies, Inc. (The)	120,400	2,831,808
Total		8,202,808
Total Communication Services		112,641,176
Consumer Discretionary 7.1%
Automobiles 0.3%
Tesla Motors, Inc.(a)	8,200	5,786,494
Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	27,500	3,275,800
Domino’s Pizza, Inc.	2,100	805,266
Extended Stay America, Inc.	325,000	4,813,250
Hilton Worldwide Holdings, Inc.	56,000	6,230,560
Wyndham Destinations, Inc.	110,000	4,934,600
Total		20,059,476
Household Durables 1.1%
Newell Brands, Inc.	296,900	6,303,187
PulteGroup, Inc.	219,100	9,447,592
Whirlpool Corp.	24,000	4,331,760
Total		20,082,539
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 1.9%
Amazon.com, Inc.(a)	8,670	28,237,583
Etsy, Inc.(a)	29,800	5,301,718
Total		33,539,301
Multiline Retail 0.8%
Target Corp.	82,300	14,528,419
Specialty Retail 1.8%
Best Buy Co., Inc.	107,000	10,677,530
Home Depot, Inc. (The)	31,200	8,287,344
Lowe’s Companies, Inc.	77,400	12,423,474
Total		31,388,348
Textiles, Apparel & Luxury Goods 0.1%
Hanesbrands, Inc.	119,900	1,748,142
Total Consumer Discretionary		127,132,719
Consumer Staples 4.7%
Food & Staples Retailing 1.0%
Kroger Co. (The)	410,100	13,024,776
Walgreens Boots Alliance, Inc.	115,000	4,586,200
Total		17,610,976
Food Products 0.8%
General Mills, Inc.	66,400	3,904,320
JM Smucker Co. (The)	37,500	4,335,000
Kraft Heinz Co. (The)	173,400	6,010,044
Total		14,249,364
Household Products 1.1%
Kimberly-Clark Corp.	100,650	13,570,640
Procter & Gamble Co. (The)	52,800	7,346,592
Total		20,917,232
Tobacco 1.8%
Altria Group, Inc.	382,900	15,698,900
Philip Morris International, Inc.	194,800	16,127,492
Total		31,826,392
Total Consumer Staples		84,603,964
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.8%
Oil, Gas & Consumable Fuels 1.8%
Chevron Corp.	5,400	456,030
ConocoPhillips Co.	136,900	5,474,631
EOG Resources, Inc.	54,200	2,702,954
HollyFrontier Corp.	296,300	7,659,355
Valero Energy Corp.	117,000	6,618,690
Williams Companies, Inc. (The)	435,000	8,721,750
Total		31,633,410
Total Energy		31,633,410
Financials 8.9%
Banks 3.2%
Citigroup, Inc.	303,400	18,707,644
Citizens Financial Group, Inc.	418,600	14,969,136
JPMorgan Chase & Co.	77,500	9,847,925
PNC Financial Services Group, Inc. (The)	57,500	8,567,500
Zions Bancorp	120,000	5,212,800
Total		57,305,005
Capital Markets 3.6%
Ares Capital Corp.	550,000	9,289,500
BlackRock, Inc.	24,150	17,425,191
Morgan Stanley	281,000	19,256,930
S&P Global, Inc.	25,700	8,448,361
State Street Corp.	72,800	5,298,384
T. Rowe Price Group, Inc.	8,400	1,271,676
TCG BDC, Inc.	250,000	2,565,000
Total		63,555,042
Insurance 1.4%
Allstate Corp. (The)	146,200	16,071,766
MetLife, Inc.	179,900	8,446,305
Total		24,518,071
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	145,000	3,991,850
Starwood Property Trust, Inc.	475,000	9,167,500
Total		13,159,350
Total Financials		158,537,468
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 8.4%
Biotechnology 1.6%
AbbVie, Inc.	161,520	17,306,868
Alexion Pharmaceuticals, Inc.(a)	22,170	3,463,841
BioMarin Pharmaceutical, Inc.(a)	32,600	2,858,694
Vertex Pharmaceuticals, Inc.(a)	19,638	4,641,245
Total		28,270,648
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	170,600	18,678,994
Dentsply Sirona, Inc.	70,160	3,673,577
Hologic, Inc.(a)	52,400	3,816,292
Medtronic PLC	11,700	1,370,538
Total		27,539,401
Health Care Providers & Services 1.5%
Cardinal Health, Inc.	47,200	2,528,032
DaVita, Inc.(a)	22,500	2,641,500
HCA Healthcare, Inc.	102,600	16,873,596
Humana, Inc.	12,900	5,292,483
Total		27,335,611
Life Sciences Tools & Services 0.3%
Thermo Fisher Scientific, Inc.	12,300	5,729,094
Pharmaceuticals 3.4%
Amryt Pharma PLC, ADR(a)	100,000	1,416,000
Bristol-Myers Squibb Co.	238,500	14,794,155
Johnson & Johnson	205,300	32,310,114
Merck & Co., Inc.	153,700	12,572,660
Total		61,092,929
Total Health Care		149,967,683
Industrials 6.1%
Aerospace & Defense 0.5%
Raytheon Technologies Corp.	135,000	9,653,850
Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	52,500	8,841,000
Airlines 0.1%
Delta Air Lines, Inc.	26,100	1,049,481
Southwest Airlines Co.	24,200	1,127,962
Total		2,177,443

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.3%
Fortune Brands Home & Security, Inc.	52,200	4,474,584
Construction & Engineering 0.5%
Quanta Services, Inc.	121,300	8,736,026
Electrical Equipment 1.3%
Eaton Corp. PLC	198,600	23,859,804
Machinery 1.6%
Caterpillar, Inc.	42,500	7,735,850
Deere & Co.	59,600	16,035,380
Parker-Hannifin Corp.	5,500	1,498,255
Pentair PLC	23,700	1,258,233
Snap-On, Inc.	7,400	1,266,436
Total		27,794,154
Professional Services 0.2%
Robert Half International, Inc.	57,500	3,592,600
Road & Rail 1.1%
CSX Corp.	43,800	3,974,850
Norfolk Southern Corp.	32,300	7,674,803
Union Pacific Corp.	39,100	8,141,402
Total		19,791,055
Total Industrials		108,920,516
Information Technology 17.9%
Communications Equipment 1.6%
Cisco Systems, Inc.	626,600	28,040,350
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	200,000	7,200,000
Vishay Intertechnology, Inc.	260,000	5,384,600
Total		12,584,600
IT Services 2.4%
International Business Machines Corp.	72,500	9,126,300
MasterCard, Inc., Class A	67,200	23,986,368
VeriSign, Inc.(a)	44,700	9,673,080
Total		42,785,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.(a)	18,400	1,687,464
Broadcom, Inc.	80,000	35,028,000
Intel Corp.	260,600	12,983,092
KLA Corp.	22,000	5,696,020
Texas Instruments, Inc.	55,000	9,027,150
Total		64,421,726
Software 5.8%
Adobe, Inc.(a)	26,800	13,403,216
Autodesk, Inc.(a)	57,800	17,648,652
Cadence Design Systems, Inc.(a)	13,100	1,787,233
Fortinet, Inc.(a)	101,300	15,046,089
Microsoft Corp.	206,800	45,996,456
NortonLifeLock, Inc.	400,000	8,312,000
Total		102,193,646
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.(b)	413,600	54,880,584
HP, Inc.	315,000	7,745,850
Seagate Technology PLC	90,000	5,594,400
Total		68,220,834
Total Information Technology		318,246,904
Materials 2.1%
Chemicals 1.4%
Dow, Inc.	274,500	15,234,750
LyondellBasell Industries NV, Class A	31,400	2,878,124
Mosaic Co. (The)	100,200	2,305,602
Nutrien Ltd.	100,000	4,816,000
Total		25,234,476
Containers & Packaging 0.1%
International Paper Co.	34,300	1,705,396
Metals & Mining 0.6%
Newmont Corp.	165,300	9,899,817
Nucor Corp.	25,500	1,356,345
Total		11,256,162
Total Materials		38,196,034

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
Alexandria Real Estate Equities, Inc.	40,000	7,128,800
American Tower Corp.	22,990	5,160,335
Crown Castle International Corp.	30,000	4,775,700
Duke Realty Corp.	110,000	4,396,700
Equinix, Inc.	7,300	5,213,514
Medical Properties Trust, Inc.	450,000	9,805,500
Prologis, Inc.	35,900	3,577,794
Weyerhaeuser Co.	165,100	5,535,803
Total		45,594,146
Total Real Estate		45,594,146
Utilities 2.2%
Electric Utilities 1.7%
Duke Energy Corp.	50,000	4,578,000
Edison International	110,000	6,910,200
Exelon Corp.	94,000	3,968,680
NRG Energy, Inc.	290,500	10,908,275
Pinnacle West Capital Corp.	57,500	4,597,125
Total		30,962,280
Independent Power and Renewable Electricity Producers 0.3%
AES Corp. (The)	212,900	5,003,150
Multi-Utilities 0.2%
DTE Energy Co.	9,900	1,201,959
Sempra Energy	12,900	1,643,589
Total		2,845,548
Total Utilities		38,810,978
Total Common Stocks (Cost $941,690,919)		1,214,284,998

Convertible Bonds 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
Air Canada(c)
07/01/2025	4.000%	5,500,000	8,112,500
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,500,000	9,055,701
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.3%
Zillow Group, Inc.
05/15/2025	2.750%	2,700,000	5,612,681
Health Care 0.7%
CONMED Corp.
02/01/2024	2.625%	3,100,000	4,333,395
Invacare Corp.
11/15/2024	5.000%	4,000,000	3,812,487
Novavax, Inc.
02/01/2023	3.750%	3,800,000	4,787,278
Total			12,933,160
Home Construction 0.2%
SunPower Corp.
01/15/2023	4.000%	3,200,000	4,136,779
Independent Energy 0.0%
Chesapeake Energy Corp.(d)
09/15/2026	0.000%	9,000,000	405,000
Leisure 0.7%
NCL Corp., Ltd.(c)
08/01/2025	5.375%	4,000,000	6,768,674
Royal Caribbean Cruises Ltd(c)
06/15/2023	4.250%	4,200,000	5,582,824
Total			12,351,498
Life Insurance 0.4%
AXA SA(c)
05/15/2021	7.250%	6,500,000	7,484,945
Other Financial Institutions 0.4%
RWT Holdings, Inc.
10/01/2025	5.750%	6,750,000	6,404,402
Other Industry 0.3%
Green Plains, Inc.
09/01/2022	4.125%	4,600,000	4,383,639
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	4,910,000	4,900,671
Pharmaceuticals 1.7%
Aegerion Pharmaceuticals, Inc.(c)
04/01/2025	5.000%	1,687,570	2,016,646
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	5,500,000	5,043,160

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clovis Oncology, Inc.
05/01/2025	1.250%	9,300,000	6,450,480
Insmed, Inc.
01/15/2025	1.750%	4,000,000	4,488,846
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	4,300,000	3,314,910
Radius Health, Inc.
09/01/2024	3.000%	5,700,000	5,094,879
Tilray, Inc.
10/01/2023	5.000%	5,250,000	4,410,000
Total			30,818,921
Property & Casualty 0.2%
MGIC Investment Corp.(c),(e)
Junior Subordinated
04/01/2063	9.000%	3,011,000	3,933,079
Retailers 0.8%
American Eagle Outfitters, Inc.(c)
04/15/2025	3.750%	2,000,000	4,870,465
Dick’s Sporting Goods, Inc.(c)
04/15/2025	3.250%	2,500,000	4,451,563
Guess?, Inc.
04/15/2024	2.000%	5,000,000	5,559,606
Total			14,881,634
Technology 0.7%
Avaya Holdings Corp.
06/15/2023	2.250%	4,700,000	4,895,816
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	3,300,000	6,718,411
Total			11,614,227
Total Convertible Bonds (Cost $123,626,616)			137,028,837

Convertible Preferred Stocks 6.7%
Issuer		Shares	Value ($)
Communication Services 0.3%
Diversified Telecommunication Services 0.3%
2020 Cash Mandatory Exchangeable Trust(c)	5.250%	4,100	4,914,547
Total Communication Services			4,914,547
Consumer Discretionary 0.8%
Auto Components 0.4%
Aptiv PLC	5.500%	47,500	7,329,250
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Internet & Direct Marketing Retail 0.4%
2020 Mandatory Exchangeable Trust(c)	6.500%	3,200	6,432,119
Total Consumer Discretionary			13,761,369
Consumer Staples 0.2%
Household Products 0.2%
Energizer Holdings, Inc.	7.500%	50,000	4,483,742
Total Consumer Staples			4,483,742
Financials 1.0%
Capital Markets 0.6%
AMG Capital Trust II	5.150%	130,000	6,465,059
KKR & Co., Inc.	6.000%	75,000	4,521,000
Total			10,986,059
Insurance 0.4%
Assurant, Inc.	6.500%	52,500	6,742,033
Total Financials			17,728,092
Health Care 1.8%
Health Care Equipment & Supplies 1.1%
Becton Dickinson and Co.	6.000%	125,000	6,910,000
Boston Scientific Corp.	5.500%	60,000	6,546,960
Danaher Corp.	4.750%	200	301,764
Danaher Corp.	5.000%	5,000	6,462,900
Total			20,221,624
Health Care Technology 0.3%
Change Healthcare, Inc.	6.000%	72,500	4,644,350
Life Sciences Tools & Services 0.4%
Avantor, Inc.	6.250%	80,000	7,112,800
Total Health Care			31,978,774
Industrials 0.5%
Machinery 0.5%
Stanley Black & Decker, Inc.	5.250%	80,000	8,947,200
Total Industrials			8,947,200
Information Technology 0.6%
Electronic Equipment, Instruments & Components 0.4%
II-VI, Inc.	6.000%	23,500	7,468,877
IT Services 0.2%
Sabre Corp.	6.500%	27,000	4,210,327
Total Information Technology			11,679,204

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 0.3%
Equity Real Estate Investment Trusts (REITS) 0.3%
QTS Realty Trust, Inc.	6.500%	34,500	4,858,759
Total Real Estate			4,858,759
Utilities 1.2%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.219%	175,000	8,989,750
Multi-Utilities 0.7%
DTE Energy Co.	6.250%	270,000	12,997,800
Total Utilities			21,987,550
Total Convertible Preferred Stocks (Cost $102,425,965)			120,339,237

Corporate Bonds & Notes 13.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Rolls-Royce PLC(c)
10/15/2027	5.750%	4,667,000	5,167,831
Spirit AeroSystems, Inc.(c)
04/15/2025	7.500%	6,300,000	6,782,881
Total			11,950,712
Brokerage/Asset Managers/Exchanges 0.5%
LPL Holdings, Inc.(c)
09/15/2025	5.750%	7,850,000	8,115,776
Cable and Satellite 0.4%
Gogo Intermediate Holdings LLC/Finance Co., Inc.(c)
05/01/2024	9.875%	4,200,000	4,497,397
Telesat Canada/LLC(c)
10/15/2027	6.500%	2,286,000	2,390,153
Total			6,887,550
Chemicals 0.5%
Innophos Holdings, Inc.(c)
02/15/2028	9.375%	4,300,000	4,739,742
Starfruit Finco BV/US Holdco LLC(c)
10/01/2026	8.000%	4,600,000	4,903,890
Total			9,643,632
Consumer Cyclical Services 0.3%
Uber Technologies, Inc.(c)
09/15/2027	7.500%	2,100,000	2,316,973
01/15/2028	6.250%	2,365,000	2,571,744
Total			4,888,717
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Mattel, Inc.
10/01/2040	6.200%	1,430,000	1,668,869
11/01/2041	5.450%	745,000	817,998
Total			2,486,867
Finance Companies 1.0%
Fortress Transportation and Infrastructure Investors LLC(c)
10/01/2025	6.500%	6,000,000	6,266,684
08/01/2027	9.750%	2,760,000	3,171,852
Springleaf Finance Corp.
03/15/2025	6.875%	7,500,000	8,718,604
Total			18,157,140
Food and Beverage 0.6%
Chobani LLC/Finance Corp., Inc.(c)
04/15/2025	7.500%	4,197,000	4,397,653
United Natural Foods, Inc.(c)
10/15/2028	6.750%	5,580,000	5,832,530
Total			10,230,183
Gaming 0.3%
Colt Merger Sub, Inc.(c)
07/01/2027	8.125%	4,106,000	4,544,621
Health Care 0.9%
Quotient Ltd.(c),(f),(g)
04/15/2024	12.000%	2,170,000	2,170,000
04/15/2024	12.000%	930,000	930,000
Surgery Center Holdings, Inc.(c)
07/01/2025	6.750%	6,100,000	6,217,189
Tenet Healthcare Corp.(c)
10/01/2028	6.125%	5,979,000	6,225,448
Total			15,542,637
Independent Energy 0.8%
Indigo Natural Resources LLC(c)
02/15/2026	6.875%	8,500,000	8,712,500
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	6,136,177	6,318,421
Total			15,030,921
Leisure 0.8%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(c)
10/01/2028	6.500%	4,100,000	4,438,244
NCL Corp., Ltd.(c)
05/15/2024	12.250%	3,700,000	4,460,577

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(c)
06/15/2023	9.125%	4,272,000	4,645,672
Total			13,544,493
Media and Entertainment 0.6%
Lions Gate Capital Holdings LLC(c)
11/01/2024	5.875%	7,450,000	7,567,069
Meredith Corp.
02/01/2026	6.875%	3,700,000	3,624,559
Total			11,191,628
Metals and Mining 0.6%
CONSOL Energy, Inc.(c)
11/15/2025	11.000%	4,200,000	3,144,017
Constellium NV(c)
03/01/2025	6.625%	4,500,000	4,597,748
Warrior Met Coal, Inc.(c)
11/01/2024	8.000%	3,832,000	3,932,559
Total			11,674,324
Midstream 0.2%
Rockpoint Gas Storage Canada Ltd.(c)
03/31/2023	7.000%	4,216,000	4,227,848
Oil Field Services 0.2%
Nabors Industries Ltd.(c)
01/15/2026	7.250%	3,447,000	2,414,854
01/15/2028	7.500%	854,000	583,787
Total			2,998,641
Other Industry 0.3%
WeWork Companies, Inc.(c)
05/01/2025	7.875%	7,700,000	5,214,434
Packaging 1.4%
ARD Finance SA(c),(h)
06/30/2027	6.500%	8,000,000	8,515,612
BWAY Holding Co.(c)
04/15/2025	7.250%	8,500,000	8,627,323
Novolex(c)
01/15/2025	6.875%	7,290,000	7,412,008
Total			24,554,943
Pharmaceuticals 0.5%
Bausch Health Companies, Inc.(c)
01/30/2028	5.000%	1,228,000	1,264,652
01/30/2030	5.250%	7,028,000	7,367,815
Total			8,632,467
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.5%
Dave & Buster’s, Inc.(c)
11/01/2025	7.625%	4,200,000	4,420,959
IRB Holding Corp.(c)
02/15/2026	6.750%	4,200,000	4,347,010
Total			8,767,969
Retailers 0.5%
Academy Ltd.(c)
11/15/2027	6.000%	4,667,000	4,899,937
L Brands, Inc.(c)
10/01/2030	6.625%	4,200,000	4,640,481
Total			9,540,418
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	7,512,000	8,807,340
Technology 1.2%
Avaya, Inc.(c)
09/15/2028	6.125%	4,509,000	4,815,065
Diebold Nixdorf, Inc.(c)
07/15/2025	9.375%	2,300,000	2,563,419
Diebold, Inc.
04/15/2024	8.500%	6,600,000	6,682,619
Plantronics, Inc.(c)
05/31/2023	5.500%	4,300,000	4,313,881
Sabre GLBL, Inc.(c)
04/15/2025	9.250%	1,800,000	2,145,563
09/01/2025	7.375%	923,000	1,004,074
Total			21,524,621
Transportation Services 0.2%
Hertz Corp. (The)(c),(d)
10/15/2024	0.000%	3,500,000	1,849,210
08/01/2026	0.000%	4,500,000	2,389,981
Total			4,239,191
Wirelines 0.2%
Front Range BidCo, Inc.(c)
03/01/2028	6.125%	4,000,000	4,238,928
Total Corporate Bonds & Notes (Cost $241,652,075)			246,636,001

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Limited Partnerships 0.6%
Issuer	Shares	Value ($)
Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
Enviva Partners LP	102,500	4,655,550
Rattler Midstream LP	450,000	4,266,000
Summit Midstream Partners LP	112,000	1,398,880
Total		10,320,430
Total Energy		10,320,430
Total Limited Partnerships (Cost $17,794,720)		10,320,430

Preferred Debt 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.2%
Citigroup Capital XIII(e)
10/30/2040	6.584%	145,000	4,132,500
Finance Companies 0.3%
GMAC Capital Trust I(e)
02/15/2040	6.006%	160,000	4,328,000
Total Preferred Debt (Cost $7,843,901)			8,460,500

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(i),(j)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	7,723,860	7,052,888
Total Senior Loans (Cost $7,662,521)			7,052,888
Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(f),(g)	16,334	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(k),(l)	30,453,443	30,450,397
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.006%(k)	4,655	4,655
Total Money Market Funds (Cost $30,454,663)		30,455,052
Total Investments in Securities (Cost: $1,473,151,380)		1,774,577,943
Other Assets & Liabilities, Net		8,193,887
Net Assets		1,782,771,830

At December 31, 2020, securities and/or cash totaling $1,736,912 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	105	03/2021	USD	19,681,200	407,490	—
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
14	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $264,564,953, which represents 14.84% of total net assets.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $4,644,191, which represents 0.26% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At December 31, 2020, the total value of these securities amounted to $3,100,000, which represents 0.17% of total net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	14,272,519	139,401,202	(123,223,713)	389	30,450,397	(788)	49,868	30,453,443
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	112,641,176	—	—	112,641,176
Consumer Discretionary	127,132,719	—	—	127,132,719
Consumer Staples	84,603,964	—	—	84,603,964
Energy	31,633,410	—	—	31,633,410
Financials	158,537,468	—	—	158,537,468
Health Care	149,967,683	—	—	149,967,683
Industrials	108,920,516	—	—	108,920,516
Information Technology	318,246,904	—	—	318,246,904
Materials	38,196,034	—	—	38,196,034
Real Estate	45,594,146	—	—	45,594,146
Utilities	38,810,978	—	—	38,810,978
Total Common Stocks	1,214,284,998	—	—	1,214,284,998
Convertible Bonds	—	137,028,837	—	137,028,837
Convertible Preferred Stocks
Communication Services	—	4,914,547	—	4,914,547
Consumer Discretionary	—	13,761,369	—	13,761,369
Consumer Staples	—	4,483,742	—	4,483,742
Financials	—	17,728,092	—	17,728,092
Health Care	—	31,978,774	—	31,978,774
Industrials	—	8,947,200	—	8,947,200
Information Technology	—	11,679,204	—	11,679,204
Real Estate	—	4,858,759	—	4,858,759
Utilities	—	21,987,550	—	21,987,550
Total Convertible Preferred Stocks	—	120,339,237	—	120,339,237
Corporate Bonds & Notes	—	243,536,001	3,100,000	246,636,001
Limited Partnerships
Energy	10,320,430	—	—	10,320,430
Total Limited Partnerships	10,320,430	—	—	10,320,430
Preferred Debt	8,460,500	—	—	8,460,500
Senior Loans	—	7,052,888	—	7,052,888
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
16	Tri-Continental Corporation | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	30,455,052	—	—	30,455,052
Total Investments in Securities	1,263,520,980	507,956,963	3,100,000	1,774,577,943
Investments in Derivatives
Asset
Futures Contracts	407,490	—	—	407,490
Total	1,263,928,470	507,956,963	3,100,000	1,774,985,433

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	17

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,442,701,372)	$1,744,127,546
Affiliated issuers (cost $30,450,008)	30,450,397
Cash	123,907
Receivable for:
Investments sold	1,589,258
Dividends	2,747,517
Interest	5,473,830
Foreign tax reclaims	21,271
Variation margin for futures contracts	129,150
Prepaid expenses	68,204
Other assets	43,681
Total assets	1,784,774,761
Liabilities
Payable for:
Investments purchased	620,086
Common Stock payable	591,242
Preferred Stock dividends	470,463
Management services fees	19,832
Stockholder servicing and transfer agent fees	10,211
Compensation of board members	257,955
Stockholders’ meeting fees	1,665
Compensation of chief compliance officer	350
Other expenses	31,127
Total liabilities	2,002,931
Net assets	$1,782,771,830
Preferred Stock	37,637,000
Net assets for Common Stock	1,745,134,830
Represented by
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,368
Shares issued and outstanding — 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 52,472,153	26,236,077
Capital surplus	1,411,296,995
Total distributable earnings (loss)	307,601,758
Net assets	$1,782,771,830
Net asset value per share of outstanding Common Stock	$33.26
Market price per share of Common Stock	$29.47
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Tri-Continental Corporation | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$41,133,289
Dividends — affiliated issuers	49,868
Interest	22,247,801
Foreign taxes withheld	(22,911)
Total income	63,408,047
Expenses:
Management services fees	6,563,546
Stockholder servicing and transfer agent fees	390,614
Compensation of board members	91,104
Custodian fees	19,588
Printing and postage fees	105,118
Stockholders’ meeting fees	71,136
Audit fees	50,250
Legal fees	49,846
Compensation of chief compliance officer	343
Other	231,565
Total expenses	7,573,110
Net investment income(a)	55,834,937
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	31,393,406
Investments — affiliated issuers	(788)
Foreign currency translations	(50)
Futures contracts	315,939
Net realized gain	31,708,507
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	110,216,124
Investments — affiliated issuers	389
Foreign currency translations	(697)
Futures contracts	201,649
Net change in unrealized appreciation (depreciation)	110,417,465
Net realized and unrealized gain	142,125,972
Net increase in net assets resulting from operations	$197,960,909

(a)	Net investment income for Common Stock is $53,953,087, which is net of Preferred Stock dividends of $1,881,850.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	19

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$55,834,937	$54,453,061
Net realized gain	31,708,507	55,259,826
Net change in unrealized appreciation (depreciation)	110,417,465	231,584,558
Net increase in net assets resulting from operations	197,960,909	341,297,445
Distributions to stockholders
Net investment income and net realized gains
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(86,080,144)	(102,133,705)
Total distributions to stockholders	(87,961,994)	(104,015,555)
Decrease in net assets from capital stock activity	(29,264,700)	(4,092,488)
Total increase in net assets	80,734,215	233,189,402
Net assets at beginning of year	1,702,037,615	1,468,848,213
Net assets at end of year	$1,782,771,830	$1,702,037,615

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	1,283,479	33,546,887	1,584,799	43,420,364
Common Stock issued to cash purchase plan participants	54,644	1,390,226	62,596	1,702,919
Common Stock purchased from cash purchase plan participants	(602,938)	(15,517,297)	(698,672)	(18,805,476)
Common Stock purchased in the open market	(1,906,453)	(48,684,516)	(1,158,674)	(30,410,295)
Total net decrease	(1,171,268)	(29,264,700)	(209,951)	(4,092,488)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Tri-Continental Corporation | Annual Report 2020

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Year ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$31.03	$26.58	$29.88	$25.91	$23.49
Income from investment operations:
Net investment income	1.05	1.03	0.99	0.93	0.90
Net realized and unrealized gain (loss)	2.86	5.39	(2.35)	4.24	2.33
Total from investment operations	3.91	6.42	(1.36)	5.17	3.23
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)
Net investment income — Common Stock	(1.07)	(1.01)	(0.96)	(1.07)	(0.91)
Net realized gains — Common Stock	(0.57)	(0.92)	(0.95)	(0.10)	—
Total distributions to Stockholders	(1.68)	(1.97)	(1.94)	(1.20)	(0.94)
Dilution in net asset value from dividend reinvestment	—	—	—	—	(0.06)
Increase resulting from share repurchases	—	—	—	—	0.19
Net asset value, end of period	$33.26	$31.03	$26.58	$29.88	$25.91
Adjusted net asset value, end of period(a)	$33.14	$30.92	$26.48	$29.77	$25.83
Market price, end of period	$29.47	$28.20	$23.52	$26.94	$22.05
Total return
Based upon net asset value	14.17%	25.20%	(4.10%)	20.82%	15.25%
Based upon market price	11.31%	28.59%	(5.88%)	28.00%	15.08%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.48%	0.49%	0.49%	0.49%	0.50%
Net investment income to average net assets for Common Stock	3.45%	3.32%	3.14%	3.21%	3.59%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,745,135	$1,664,401	$1,431,211	$1,637,553	$1,470,843
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$1,782,772	$1,702,038	$1,468,848	$1,675,190	$1,508,480
Portfolio turnover	67%	60%	63%	95%	82%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2020	21

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Tri-Continental Corporation | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	407,490*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	315,939

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	201,649
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,690,392

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.
Tri-Continental Corporation | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
26	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The effective management services fee rate for the year ended December 31, 2020 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Tri-Continental Corporation | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the year ended December 31, 2020, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.03%.
The Fund and certain other affiliated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,681, which approximates the fair value of the ownership interest.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, Directors’ deferred compensation, derivative investments, distributions, re-characterization of distributions for investments, principal and/or interest of fixed income securities, distribution reclassifications, investments in partnerships, foreign currency transactions and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
980,705	(978,905)	(1,800)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
58,729,644	29,232,350	87,961,994	55,642,230	48,373,325	104,015,555
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
69,168	15,211,043	—	293,030,850
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,481,954,583	340,224,901	(47,194,051)	293,030,850
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,059,248,412 and $1,112,136,897, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2020) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan, Cash Purchase Plan and Stock Repurchase Program
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account (as defined below) who wishes to purchase additional shares of the Fund. Please refer to the Fund’s prospectus for a detailed discussion of the Investment Plans.
The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 54,644 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $1,390,226, a weighted average discount of 12.39% from the NAV of those shares. In addition, a total of 1,283,479 shares were issued at market price in distributions during the period for proceeds of $33,546,887, a weighted average discount of 10.79% from the NAV of those shares.
For stockholder accounts established directly with the Fund (i.e., Direct-at-Fund Accounts, which are serviced by the Servicing Agent), unless the Servicing Agent is otherwise instructed by the stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the stockholder’s account as “book credits.” Each stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Servicing Agent by the record date for a distribution. If the stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the stockholder should contact the financial intermediary to discuss reinvestment and distribution options, as they may be different than as described above for accounts held directly with the Fund. A distribution is treated in the same manner for income tax purposes whether you receive it in cash or partly or
Tri-Continental Corporation | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
entirely in shares. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
For the year ended December 31, 2020, the Fund purchased 602,938 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $15,517,297, which represented a weighted average discount of 12.31% from the NAV of those acquired shares.
Under the Fund’s stock repurchase program, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2020, the Fund purchased 1,906,453 shares of its Common Stock in the open market at an aggregate cost of $48,684,516, which represented a weighted average discount of 12.53% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At December 31, 2020, the Fund reserved 194,560 shares of Common Stock for issuance upon exercise of 8,043 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at December 31, 2020, net assets would have increased by $180,941 and the net asset value of the Common Stock would have been $33.14 per share. The number of Warrants exercised during the year ended December 31, 2020 was zero.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent
30	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Tri-Continental Corporation | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
32	Tri-Continental Corporation | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Tri-Continental Corporation | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Tri-Continental Corporation
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tri-Continental Corporation (the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Tri-Continental Corporation | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
61.67%	58.49%	2.98%	$35,192,181
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Directors and Officers
Stockholders elect the Board that oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The Directors may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc. 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Tri-Continental Corporation | Annual Report 2020	35

Directors and Officers  (continued)

Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, BlueCross BlueShield of Minnesota (health Care insurance), February-July 2018	175	Trustee, BlueCross BluesShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2020); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Director since November 2008; Chair of the Board since January 2020	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer) since
2012; Trustee,
Carleton College (on
the Investment
Committee); Trustee,
Carnegie Endowment
for International Peace
(on the Investment
				Committee)
36	Tri-Continental Corporation | Annual Report 2020

Directors and Officers  (continued)

Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Director since April 2019	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville - Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Director since 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation since October 2016
Tri-Continental Corporation | Annual Report 2020	37

Directors and Officers  (continued)

Interested director affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in theColumbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Director since 2021(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Fund (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
38	Tri-Continental Corporation | Annual Report 2020

Directors and Officers  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 – August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Tri-Continental Corporation | Annual Report 2020	39

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN240_12_L01_(02/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31,

2019 are approximately as follows:

20202019

$49,500              $49,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$800	$2,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$8,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$225,000            $225,000

In both fiscal years 2020 and 2019, All Other Fees primarily consist of fees billed for internal control examinations of the registrant's transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$225,800              $235,500

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Brian J. Gallagher and Sandra L. Yeager are each independent trustees and collectively constitute the entire Audit Committee.

(b)Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager's policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

Oversight. The operation of the Investment Manager's proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of the Investment Manager's equity investments, equity research, responsible investment, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Investment Manager's proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager's administration of the proxy voting process.

Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out the Investment Manager's views on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Proxy Voting Committee or investment professionals may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients' best economic interests. The Investment Manager may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients' best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Director authorized to vote the proxies for the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund's shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund's shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds' website at columbiathreadneedleus.com and/or (ii) on the SEC's website at www.sec.gov. For a copy of the Investment Manager's Principles in effect on the date of this SAI, see Appendix B to this SAI.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

			Managed the
Portfolio Manager	Title	Role with the Corporation	Corporation Since
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman,
Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	April 2020
Grace Lee, CAIA	Portfolio Manager	Co-Portfolio Manager	October 2020

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Ms. Lee joined the Investment Manager in 2014. Ms. Lee began her investment career in 1996 and earned a bachelor's degree in political science and economics from Stanford University and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

		Other Accounts Managed (Excluding the Fund)			Ownership
Fund	Portfolio	Number	Approximate	Performance-	of Fund
	Manager	and Type	Total Net	Based	Shares
		of Account*	Assets	Accounts**
Tri-	Peter Albanese6	RICs	$10.56 billion	None	$100,001-
Continental		1 PIV	$31.96 million		$500,000
Corporation		59 other accounts	$5.86 billion
	Yan Jin	5 RICs	$7.09 billion	None	$100,001-
		10 other accounts	$7.11 million		$500,000
	David King	5 RICs	$7.09 billion	None	over $1,000,000
		6 other accounts	$28.82 million
	Grace Lee	5 RICs	$7.09 billion	None	None
		8 other accounts	$2.84 million
	Raghavendran	6 RICs	$10.56 billion	None	None
	Sivaraman	20 other accounts	$5.86 billion

*RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

**Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest:

Columbia Management: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager's Code of Ethics and certain limited exceptions, the Investment Manager's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager's accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

"Cross trades," in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

A Fund's portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee's position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual's work as an investment research analyst,

(2)the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants' interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants' interests with the investors in the

Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				Maximum Number of
			Total Number of Shares	Shares that May Yet
	Total Number of		Purchased as Part of	Be Purchased Under
	Shares	Average Price	Publicly Announced	the Plans or
Period	Purchased	Paid Per Share	Plans or Programs(1)	Programs(1)
01-01-20 to 01-31-20	83,854	$28.44	83,854	2,599,437
02-01-20 to 02-29-20	78,318	$28.31	78,318	2,521,119
03-01-20 to 03-31-20	234,615	$21.78	234,615	2,286,504
04-01-20 to 04-30-20	239,831	$22.08	239,831	2,046,673
05-01-20 to 05-31-20	219,745	$23.48	219,745	1,826,928
06-01-20 to 06-30-20	189,995	$24.95	189,995	1,636,933
07-01-20 to 07-31-20	262,444	$25.32	262,444	1,374,489
08-01-20 to 08-31-20	221,932	$26.73	221,932	1,152,557
09-01-20 to 09-30-20	166,244	$26.15	166,244	986,313
10-01-20 to 10-31-20	364,572	$26.61	364,572	621,741
11-01-20 to 11-30-20	303,385	$27.67	303,385	318,356
12-01-20 to 12-31-20	156,764	$29.41	156,764	161,592

(1)The registrant has a stock repurchase program approved by the Board of Drectors. For 2020, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock acitivty presented in the shareholder report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Tri-Continental Corporation
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 22, 2021